UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 1, 2022, Resideo Funding Inc. (the “Issuer”), a wholly-owned subsidiary of Resideo Technologies, Inc. (the “Company”), the additional guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee, entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Senior Notes Indenture, dated August 26, 2021, relating to the Issuer’s 4.000% Senior Notes due 2029 (the “Indenture”). The Supplemental Indenture provides for the addition of certain of the entities that were acquired upon the closing of the First Alert Transaction (as defined below) as guarantors under the Indenture. Because of the inclusion of the additional guarantors as guarantors under the Issuer’s (and its affiliates’) Amended and Restated Credit Agreement, dated as of February 12, 2021, each was required to join the Indenture as a guarantor.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 31, 2022, the Company completed the previously announced acquisition of First Alert, Inc., pursuant to the terms of the Equity Purchase Agreement, dated as of February 6, 2022, by and between Newell Brands Inc. and the Company (the “First Alert Transaction”).

Item 8.01	Other Events

On April 1, 2022, the Company issued a press release announcing the completion of the First Alert Transaction, as described above under Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

4.1	First Supplemental Indenture, dated April 1, 2022, to the Senior Notes Indenture, dated August 26, 2021, relating to the Issuer’s 4.000% Senior Notes due 2029.

99.1	Resideo Technologies, Inc. Press Release, dated April 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2022	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
Name: Jeannine J. Lane
Title: Executive Vice President, General Counsel and Corporate Secretary